Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
INCOME TAXES

NOTE 12 — INCOME TAXES

As of December 31, 2024, AleAnna, Inc. held 60.94% of the economic interest in HoldCo, which is treated as a partnership for U.S. federal income tax purposes. As a partnership, HoldCo generally is not subject to U.S. federal income tax under current U.S. tax laws as its net taxable income (loss) and any related tax credits are passed through to its members and included in their tax returns, even though such net taxable income (loss) or tax credits may not have actually been distributed. AleAnna, Inc. is subject to U.S. federal income taxes, in addition to state and local income taxes, with respect to its distributive share of the net taxable income (loss) and any related tax credits of HoldCo.

AleAnna Energy was historically and remains a disregarded subsidiary of a partnership for U.S. Federal income tax purposes with each partner being separately taxed on its share of taxable income or loss. As a direct result of the Business Combination, HoldCo became the sole member of AleAnna Energy. As such, HoldCo’s distributive share of any net taxable income or loss and any related tax credits of AleAnna Energy are then distributed to the Company.

For the days and periods prior to the closing of the Business Combination, AleAnna Energy was a disregarded subsidiary of an entity treated as a partnership. As such, its net taxable loss and any related tax credits were allocated to its members. The period as of and for the year ended December 31, 2024 discussed below represents the period beginning January 1, 2024 and ending December 31, 2024.

AleAnna’s Italian subsidiary (AleAnna Italia, S.p.A.) is a joint stock company or S.p.A and is considered a corporation under the Italian tax code. Therefore, the statutorily determined cumulative taxable loss of AleAnna Italia was tax affected and recognized as a deferred tax asset as of December 31, 2024 and December 31, 2023. The Company has also recorded deferred tax assets for temporary differences between the book and tax basis in the underlying assets and liabilities. Given AleAnna’s history of losses, and because future production remained uncertain as of December 31, 2024, a full valuation allowance was applied against the deferred tax assets. AleAnna Energy had no current or deferred income tax expense for the year ended December 31, 2023 due to its disregarded entity status.

The applicable U.S. and Italian corporate tax rates were 21% and 24%, respectively, and the effective tax rates were 0% during the years ended December 31, 2024 and 2023, given the losses incurred and the application of a full valuation allowance against deferred tax assets. Income (loss) before provision for income taxes consisted of the following:

	Years Ended December 31,
	2024	2023
Domestic	$(8,732,939)	$(742,017)
Foreign	(3,698,242)	(4,418,544)
Total	$(12,431,181)	$(5,160,561)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s deferred tax assets as of the balance sheet dates were as follows:

	December 31, 2024	December 31, 2023
Deferred tax assets:
Net operating loss carryforwards	$13,005,867	$11,128,340
Property and equipment	17,955,431	2,414,550
Asset retirement obligation	704,613	664,855
Contingent consideration	5,980,895	6,065,049
Business Combination transaction expenses	1,753,919	—
Investment in partnership	5,381,564	—
Total deferred tax assets	$44,782,289	$20,272,794
Valuation allowance	(44,489,087)	(20,272,794)
Net deferred tax asset	$293,202	$—

Deferred tax liabilities:
Accounts receivable	$293,202	$—
Other	—	—
Total deferred tax liabilities	293,202	—
Net deferred tax assets (liabilities)	$—	$—

The Company has assessed the realizability of the net deferred tax assets, and in that analysis, has considered the relevant positive and negative evidence available to determine whether it is more likely than not that some portion or all of the deferred tax assets will be realized. In making such a determination, the Company considered all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies, and recent results of operations. After consideration of all available evidence, given AleAnna’s history of losses, and because future production remained uncertain as of December 31, 2024 and 2023, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2024 and 2023. This valuation allowance will be maintained until there is sufficient evidence to support the reversal of all or some portion of these allowances. As noted above, the valuation allowances completely offset the deferred tax assets, which resulted in a net zero impact to the Company’s consolidated balance sheets as of December 31, 2024 and 2023.

As of December 31, 2024, the Company had a U.S. federal net operating loss (“NOL”) carryforward totaling $54.2 million, which does not expire.

The Company recognizes the financial statement effects of uncertain income tax positions when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. To the extent the Company’s assessment of such tax positions changes, the change in estimate will be recorded in the period in which the determination is made. As of December 31, 2024 and 2023, the Company had not recorded any uncertain tax positions or accrued interest and penalties on the consolidated balance sheets.

The Company’s income tax filings will be subject to audit by various taxing jurisdictions. The Company will monitor the status of U.S. Federal, state and local income tax returns and Italian tax returns that may be subject to audit in future periods. No U.S. Federal, state and local income tax returns or Italian tax returns are currently under examination by the respective taxing authorities.